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                                                                    EXHIBIT 10.9

                             STOCK OPTION AGREEMENT

THIS AGREEMENT ("Agreement") effective as of this ___ day of _______, ________ (the "Effective Date"), by and between OptiMark Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company") and _________ (hereinafter referred to as "Optionee").

WHEREAS Optionee is a valued and trusted member of the Board of Directors of the Company and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in Company as an added incentive to advance the interests of Company, enable him to represent the viewpoint of other stockholders of the Company more effectively and to encourage continuing service as a director of the Company, by giving Optionee an option to purchase common stock of Company in accordance with the terms of this Agreement.

NOW, THEREFORE, IT IS AGREED BY AND BETWEEN COMPANY AND OPTIONEE AS FOLLOWS:

1. OPTION GRANTED. In the manner described below and subject to the conditions contained herein, the Company hereby and herein grants Optionee an option to purchase _________ shares of OptiMark Technologies, Inc., common stock, on or after each of the four succeeding anniversary dates of the Effective Date beginning on _________ and ending on ___________, provided that Optionee is a director of the Company on the applicable anniversary date and has attended in person at least 80% of the meetings of the Board of Directors of the Company held during the applicable 12 month period. In the event that Optionee does not attend in person at least 80% of the meetings of the Board of Directors of the Company during the applicable 12 month period, the option to purchase __________ shares of OptiMark Technologies, Inc., common stock on and after such anniversary date shall terminate and become null and void on such date. Such options are not intended to qualify as incentive stock options.

2. EXERCISE PRICE OF OPTION. Optionee shall be entitled to exercise the option granted herein at a purchase price of $_____ per share, said price being the fair market value of a share of Company's common stock on the date the option is granted.

3. CUMULATIVENESS OF OPTION. The right to exercise the option granted herein is cumulative, so that if Optionee does not exercise his/her option at the moment the option is first exercisable, as described in Paragraph 1 hereof, his/her right to exercise the same shall not lapse but shall continue, subject to the other conditions contained in this Agreement, until such time as the option shall terminate, as described in Paragraph 6 hereof.


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4.     EXERCISE OF OPTION. Subject to the other conditions contained in this
Agreement, exercise of the option granted herein shall be made by the giving of written notice to Company by Optionee. Such written notice shall be deemed sufficient for purposes of this Agreement only if such notice is delivered by registered or certified mail to Company at its principal office, states the number of shares with respect to which the option is being exercised, and further states the date, not more than ninety (90) days after the date of such notice, on which the shares of stock shall be taken up and payment therefor shall be made. If payment is not received within the ninety (90) days after the date of such notice, the written notice shall be deemed null and void.

The payment for shares of stock taken up pursuant to an exercise of the option granted herein shall be made in cash or certified check at the principal office of Company or at any office of a transfer agent appointed for the shares of the stock of Company. Upon an exercise of the option granted herein in compliance with the provisions of this paragraph, and upon the receipt by Company or its transfer agent of payment for the stock so taken up, Company shall deliver or cause to be delivered to Optionee so exercising his/her option a certificate or certificates for the number of shares of stock with respect to which the option is so exercised and payment is so made.

5. TRANSFER OF OPTION. The option granted herein shall not be transferred by Optionee, other than by will or the laws of descent and distribution, and shall be exercisable, during his/her lifetime, only by Optionee. Notwithstanding the above, in the event of Optionee's death, the representative of Optionee's estate, or the person who received by bequest or inheritance the right to exercise such option, may exercise the option to the same extent as if the option were being exercised by the decedent, and subject to the same conditions as the decedent, except as otherwise noted herein.

6. TERMINATION OF OPTION. Upon the termination of Optionee's status as a directors of Company, whether by disability, death, resignation, removal or otherwise, any option, or part thereof, which is not exercisable as of the date the Optionee's directorship terminates (hereinafter referred to as "Termination Date"), shall also terminate. As to any option, or part thereof, which is exercisable on the Termination Date:

       (a) in the event of Optionee's disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while a director of the Company, any option, or part thereof, granted to Optionee hereunder, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within one (1) year from the date Optionee's directorship so terminates;

       (b) in the event of Optionee's death while a director of the Company, any option, or part thereof, granted to Optionee hereunder, which is exercisable on the


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Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within six (6) calendar months from the date of Optionee's death;

       (c) in the event Optionee's directorship with Company is terminated as a result of the resignation of Optionee, any option, or part thereof, granted to Optionee hereunder, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within ninety (90) days from the date employment so terminates;

       (d) in the event Optionee's directorship with the Company is terminated as a result of removal by the stockholders of the Company, whether or not for cause, any option, or part thereof, granted to Optionee hereunder, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within thirty (30) days from the date employment so terminates;

       (e) in the event Optionee's directorship with the Company is terminated other than by disability, death, resignation or removal (as provided in Paragraphs 6(a), 6(b), 6(c) or 6(d) above), any option, or part thereof, granted to Optionee hereunder, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within thirty (30) days from the date employment so terminates;

Notwithstanding the above provisions, no option granted herein shall be exercisable at any time after ten (10) years have passed from the Effective Date.

7.     ADDITIONAL SHARES.

              (a) In the event that additional shares of Company's common stock are issued pursuant to a stock split or a stock dividend, the number of shares of common stock being covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total price of the shares then so covered. In the event that shares of Company's common stock from time to time issued and outstanding are reduced by a combination of shares, the number of shares of common stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered.

              (b) In the event of the proposed dissolution or liquidation of Company, the Board of Directors shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board of Directors in its discretion may provide for Optionee to have the right to exercise his option until fifteen (15) days prior to such transaction as to all of the stock covered thereby, including shares as to which the option would not otherwise be exercisable. To


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the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action.

              (c) In the event of a merger of Company with or into another corporation, or the sale of substantially all of the assets of Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, Optionee shall fully vest in and have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall notify Optionee that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option shall terminate upon the expiration of such period. For the purposes of this paragraph, the option shall be considered assumed if, following the merger or sale of assets, the option confers the right to receive, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

              (d) In the event of a "Change of Control" (as defined below), if Optionee's status as a director of Company or a director of the successor corporation as applicable, is terminated other than upon a voluntary resignation by Optionee or the death or Disability of the Optionee within one year following such Change of Control, Optionee shall fully vest in and have the right to exercise the option as to all of the optioned stock in accordance with Paragraph 6(e) hereof, including shares as to which it would not otherwise be vested or exercisable.

              For this purpose, a "Change in Control" means the occurrence of any of the following events:

                     (A) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly,


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of securities of OptiMark representing fifty percent (50%) or more of the total voting power represented by OptiMark's then outstanding voting securities; or

                     (B) A change in the composition of Company's Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (i) are directors of Company as of April 30,1998, or
(ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to Company); or

                     (C) The consummation of a merger or consolidation of Company with any other corporation, other than a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of Company or such surviving entity or parent outstanding immediately after such merger or consolidation; or

                     (D) The consummation of the sale or disposition by Company of all or substantially all of Company's assets to an acquiror, where immediately after such sale, the stockholders of Company immediately prior to such sale (other than any corporation or other person controlling, controlled by or under common control with the acquiror) own, directly or indirectly, in the aggregate, voting securities of the acquiror having less than a majority of the voting power of the issued and outstanding voting securities of the acquiror.

8. OWNERSHIP OF STOCK. Optionee will not be deemed to be a holder of any shares as to which this option is granted, and shall have none of the rights of a stockholder as to any of the shares as to which this option is granted, until payment of the exercise price by him/her and delivery of a stock certificate to him/her for such shares, and then shall be deemed a holder of shares with the corresponding stockholder rights only as to the number of shares for which Optionee has paid and a stock certificate delivered. Except as otherwise provided in this Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

All shares taken up by Optionee pursuant to any exercise of the option granted herein shall be registered in the name of Optionee or in the name of Optionee jointly with his/her spouse. Nothing contained herein, however, shall be construed to prohibit any shares taken up by Optionee pursuant to any exercise of the option granted herein from being registered in the name of a trust pursuant to a qualified


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401(k) plan or qualified family, living or similar trust wherein the beneficiary of such plan or trust is Optionee or Optionee and his/her heirs.

9. LIMITATION ON EXERCISE. The option granted herein may not be exercised if the issuance of shares of common stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other laws. Optionee, as a condition to his/her exercise of this option, shall represent to the Company that the shares of common stock of the Company that Optionee acquires under this option are being acquired by and for Optionee for investment and not with a present view to distribution or resale, unless counsel for the Company is of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency or private regulating body. Furthermore, the option granted herein shall be subject to the requirement that if at any time the Company shall determine, in its sole discretion, that the listing, registration or qualification of the shares covered thereby under any State or Federal law, or the consent of or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option, or the issue or purchase thereunder, such option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Company.

10. TAX MATTERS. Optionee shall be solely responsible for learning, understanding and accepting the tax consequences to him/her of the receipt and exercise of the option granted herein and the disposition of the Company's common stock upon or after the exercise thereof. As a condition to the issuance of shares of common stock of Company under this option, Optionee authorizes Company to withhold, in accordance with applicable law, from any regular cash compensation payable to him, any taxes required to be withheld by Company under Federal, State or local law as a result of his exercise of this option.


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Signed and sealed on the date first above written with intent to be legally bound.

                                         COMPANY
                                         OptiMark Technologies, Inc.

                                         By
                                           -------------------------------------

                                         OPTIONEE


                                           -------------------------------------
                                                            (signature)

                                           -------------------------------------
                                                      (name typed or printed)